                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JANUARY 31, 2000
                                                 -------------------------------

                             GRACE DEVELOPMENT, INC.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



    COLORADO                          0-25582                  84-1110469
--------------------------------------------------------------------------------
    (STATE OR OTHER          (COMMISSION FILE NUMBER)        (IRS EMPLOYER
    JURISDICTION OF                                          IDENTIFICATION
    INCORPORATION)                                             NUMBER)


1690 CHANTILLY DRIVE, ATLANTA, GEORGIA                             30324
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:       (678) 222-3030
                                                    ----------------------------

                                INTRODUCTORY NOTE

         On January 31, 2000, a wholly-owned subsidiary of the Registrant was merged with and into WebWizard, Inc., (on January 1, 2000 WebWizard, Inc. became the successor company to WebWizard II, LLC,) a Delaware corporation ("WebWizard") (the "Merger"). The Merger was consummated in accordance with the terms and conditions of an Agreement and Plan of Merger dated January 20, 2000 (the "Merger Agreement") by and among the Registrant, Avana Acquisition Sub I, Inc., a Georgia corporation ("Merger Sub"), WebWizard, and the stockholders of WebWizard (the "Stockholders"). In its Current Report on Form 8-K dated January 31, 2000 (the "Current Report"), the Registrant advised that it would file the financial statements required by Item 7 of Form 8-K within sixty days of the date that the Current Report was due. This Amendment No. 1 to the Current Report amends Item 7 thereof to include the financial statements called for by such Item.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) Financial Statements of Business Acquired: Filed with this report.


        (b)     Pro Forma Financial Information: Filed with this report.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      GRACE DEVELOPMENT, INC.



                                      By:  /s/ Benjamin F. Holcomb
                                         -------------------------------------
                                          Benjamin F. Holcomb
                                          Chief Executive Officer


Dated as of April 14, 2000

                                WEBWIZARD II, LLC

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998

                                WEBWIZARD II, LLC






                                TABLE OF CONTENTS



                                                                         PAGE
                                                                         ----

Independent auditors' report                                               1



Financial statements:



       Balance sheets                                                      2



       Statements of operations                                            3



       Statements of changes in members' deficit                           4



       Statements of cash flows                                            5



       Notes to financial statements                                    6 - 10

                          INDEPENDENT AUDITORS' REPORT



To the Members of
Webwizard II, LLC



We have audited the balance sheets of WEBWIZARD II, LLC (a Limited Liability Company) as of December 31, 1999 and 1998 and the related statements of operations, members' deficit, and cash flows for the year ended 1999 and for the period November 17, 1998 [date of inception] to December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WEBWIZARD II, LLC as of December 31, 1999, and the results of its operations, its changes in members' deficit, and its cash flows for year ended December 31, 1999 and for the period November 17, 1998 [date of inception] to December 31, 1998, in conformity with generally accepted accounting principles.


Atlanta, Georgia

February 24, 2000

                                WEBWIZARD II, LLC
                                 BALANCE SHEETS
                                  DECEMBER 31,


                                     ASSETS
                                     ------

                                                                  1999             1998
                                                               ---------         --------

Current assets
--------------
   Cash                                                        $   6,226         $  6,580
   Accounts receivable,
      net of $-0- allowance                                        4,727              -0-
   Accounts receivable - related parties                           3,225              -0-
                                                               ---------         --------
      Total current assets                                        14,178            6,580
                                                               ---------         --------


Property and equipment, at cost
-----------------------
   Computer equipment                                             56,461            9,894
   Office furniture and fixtures                                  63,329              -0-
                                                               ---------         --------
                                                                 119,790            9,894
   Allowance for depreciation                                    (24,252)            (437)
                                                               ---------         --------

                                                                  95,538            9,457
                                                               ---------         --------

                                                               $ 109,716         $ 16,037
                                                               =========         ========


                        LIABILITIES AND MEMBERS' DEFICIT
                        --------------------------------

Current liabilities
-------------------
   Accounts payable and accrued expenses                       $  69,939         $ 18,076
   Accrued expenses - related parties                            252,276            1,725
   Deferred revenue                                               11,875              -0-
   Notes payable - related parties                               375,661           49,957
   Current portion of obligations under capital lease -
      related party                                               41,258              -0-
                                                               ---------         --------

          Total current liabilities                              751,009           69,758
                                                               ---------         --------

Long-term liabilities
---------------------
   Obligations under capital lease,
       net of current portion - related party                     43,495              -0-
                                                               ---------         --------


Members' deficit                                                (684,788)         (53,721)
----------------                                               ---------         --------


                                                               $ 109,716         $ 16,037
                                                               =========         ========


                   See auditors' report and accompanying notes

                                WEBWIZARD II, LLC
                            STATEMENTS OF OPERATIONS

                                                  For the period
                                    For the      November 17, 1998
                                  year ended    [date of inception]
                                 December 31,     to December 31,
                                     1999              1998
                                 ------------   -------------------
Revenues                          $  75,465         $    -0-
--------                          ---------         --------

Expenses
--------
Cost of services                     37,744              -0-
General and administrative          291,356           11,430
Selling                             146,911           15,116
Research and development            186,715           26,450
                                  ---------         --------


                                    662,726           52,996
                                  ---------         --------


     Loss from Operations          (587,261)         (52,996)
                                  ---------         --------



Interest expense                    (43,806)          (1,725)
----------------                  ---------         --------



         Net loss                 $(631,067)        $(54,721)
                                  =========         ========


                   See auditors' report and accompanying notes

                               WEBWIZARD II, LLC
                    STATEMENTS OF CHANGES IN MEMBERS' DEFICIT
                           DECEMBER 31, 1999 AND 1998







Balance, November 17, 1998 [date of inception]       $      -0-





Capital contributed                                       1,000





Net loss                                                (54,721)
                                                      ---------





Balance, December 31, 1998                              (53,721)





Net loss                                               (631,067)
                                                      ---------





Balance, December 31, 1999                            $(684,788)
                                                      =========


                   See auditors' report and accompanying notes

                                WEBWIZARD II, LLC
                            STATEMENTS OF CASH FLOWS

                           Increase (Decrease) In Cash

                                                                              For the period
                                                               For the       November 17, 1998
                                                             year ended    [date of inception]
                                                             December 31,     to December 31,
                                                                1999             1998
                                                             ------------  -------------------
Cash flows from operating activities
------------------------------------
   Net loss                                                   $(631,067)         $(54,721)
                                                              ---------          --------
   Adjustments to reconcile net loss to
      net cash used by operating activities
         Depreciation                                            23,815               437
         Changes in assets and liabilities
            Accounts receivable                                  (4,727)              -0-
            Accounts receivable - related parties                (3,225)              -0-
            Accounts payable and accrued expenses                51,863            18,076
            Accrued expenses - related parties                  250,551             1,725
            Deferred revenue                                     11,875               -0-
                                                              ---------          --------
              Total adjustments                                 330,152            20,238
                                                              ---------          --------

                 Net cash used by operating activities         (300,915)          (34,483)
                                                              ---------          --------

Cash flows from investing activities
------------------------------------
   Acquisition of property and equipment                        (25,143)           (9,894)
                                                              ---------          --------

Cash flows from financing activities
------------------------------------
   Proceeds from notes payable - related parties                325,704            49,957
   Proceeds of contributed capital                                  -0-             1,000
                                                              ---------          --------
     Net cash provided by financing activities                  325,704            50,957
                                                              ---------          --------

        Net increase (decrease) in cash                            (354)            6,580

Cash, beginning of period                                         6,580               -0-
                                                              ---------          --------

        Cash, end of period                                   $   6,226          $  6,580
                                                              =========          ========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
-------------------------------------------------

  Cash paid for interest                                      $     -0-          $    -0-

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING ACTIVITIES
------------------------------------------------------

During 1999, property and equipment totaling $84,752 was purchased under capital lease obligations.


                   See auditors' report and accompanying notes

                                WEBWIZARD II, LLC
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998



NOTE A
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations:

WebWizard II, LLC (the "Company" or "WW") licenses software, which is used to create web sites. Additionally, the Company charges customers for hosting the web sites developed using the Company's web site development software. The Company's customer base includes both individuals and businesses located throughout the United States.

Property and Equipment:

Property and equipment is carried at cost. Expenditures for maintenance and repairs are expensed currently, while renewals and betterments that materially extend the life of an asset are capitalized. The cost of assets sold, retired, or otherwise disposed of, and the related allowance for depreciation, are eliminated from the accounts, and any resulting gain or loss is included in operations.

Depreciation is provided using both straight-line and accelerated methods over the estimated useful lives of the assets, which are as follows:

         Computer equipment                   3 - 5 years
         Office furniture and fixtures        5 - 7 years

Software Development Costs:

The Company expenses research and development costs as incurred. Statement of Financial Accounting Standard No. 86 "Accounting for the costs of computer software to be sold, leased or otherwise marketed" does not materially affect the Company.

Income Taxes:

The Company is a Limited Liability Corporation (LLC) and is being taxed as a partnership. In lieu of federal corporate income taxes, the members of the LLC are taxed on their proportionate share of the Company's taxable income. Therefore, no provision for federal, state or deferred income taxes have been included in the financial statements.

                                WEBWIZARD II, LLC
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998



Revenue Recognition:

Revenue consists primarily of consulting services, licensing fees, and post contract customer support. The Company accounts for such revenue in accordance with the American Institute of Certified Public Accountants' (AICPA) Statement of Position 97-2, "Software Revenue Recognition," as follows:

           License revenue                           Revenue from the
                                                     license of software is
                                                     recognized after shipment
                                                     of the product and
                                                     fulfillment of acceptance
                                                     terms, provided no
                                                     significant obligations
                                                     remain and collection of
                                                     the resulting receivable is
                                                     deemed probable.

           Installation, consulting and
                education                            When services are provided.

           Support contract                          Ratably over the life of
                                                     the contract from the
                                                     effective date.

Use of Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Advertising:

The Company's policy is to expense advertising costs as incurred. Advertising expenses for the years ended December 31, 1999 and 1998, were approximately $13,574 and $0, respectively.

NOTE B
ACCOUNTS RECEIVABLE

The Company does not have a secured interest in their accounts receivable. The maximum accounting loss from the credit risk associated with accounts receivable is the amount of the receivable recorded, which is the face amount of the receivable.

                                WEBWIZARD II, LLC
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998



NOTE C
COMMITMENTS AND CONTINGENCIES

Operating Leases:

The Company leases office space from a company owned by a member of the Company. Rent expense for the office space was $42,983 and $0 for the years ended December 31, 1999 and 1998, respectively.

At December 31, 1999, minimum future lease payments under non-cancelable leases having remaining terms in excess of one year are as follows:

           December 31,              Amount
           ------------              ------

             2000                   $ 72,183
             2001                     57,746
             2002                     57,746
             2003                     57,746
             2004                     43,310
                                    --------

                                    $288,731
                                    ========

NOTE D
OBLIGATION UNDER CAPITAL LEASE - RELATED PARTY

The Company entered into a lease agreement for various property and equipment in 1999, with a company owned by a member of Webwizard. Amortization on the equipment was $16,895 and $0 for the years ended December 31, 1999 and 1998, respectively. The amortization is included in accumulated depreciation on the balance sheet. The cost and accumulated amortization on the equipment are as follows:

                                        1999           1998
                                      --------         ----

Cost                                  $ 84,752         $-0-
Less: Accumulated amortization         (16,895)         -0-
                                      --------         ----

                                      $ 67,857         $-0-
                                      ========         ====

                                WEBWIZARD II, LLC
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998



Future minimum lease payments under capital leases as of December 31, 1999, for each of the next five years and in aggregate are:

                  2000                                                               $ 52,719
                  2001                                                                 33,296
                  2002                                                                 13,873
                                                                                     --------
                  Total minimum lease payments                                         99,888
                  Less amount representing interest                                   (15,135)
                                                                                      -------

                  Present value of minimum lease payments                              84,753

                  Current maturities of capital lease                                 (41,258)
                                                                                     --------
                  Long-term capital lease less current maturity                      $ 43,495
                                                                                     ========

NOTE G
NOTES PAYABLE - RELATED PARTIES

The Company has notes payable to employees of the Company. The notes are due on demand and bear interest at a rate of 15% per annum. The balance of the notes was $375,661 and $49,357 at December 31, 1999 and 1998, respectively. The notes are unsecured. Interest expense on the notes was $38,759 and $1,725 for the years ended December 31, 1999 and 1998, respectively. Accrued interest on the notes at December 31, 1999 and 1998, respectively was $40,484 and $1,725, and was included in accrued expenses - related parties on the balance sheets.

NOTE H
RETIREMENT PLAN

The employees of the Company may participate in a 401(K) savings plan whereby employees may elect to make contributions pursuant to a salary reduction agreement after meeting age and length-of-service requirements. The Company may make a discretionary matching contribution. For the years ended December 31, 1999 and 1998, the Company did not make any matching contributions.

NOTE I
RELATED PARTY TRANSACTIONS

The Company had sales to several related companies, which have the same or similar ownership structures. Sales to these related parties were $23,370 and $0 for the years ended December 31, 1999 and 1998, respectively. Additionally, included in operating expenses are expenses incurred through transactions with related parties totaling $186,234 and $9,598 for the years ended December 31, 1999 and 1998, respectively.

                                WEBWIZARD II, LLC
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998




NOTE J
DEVELOPMENT STAGE ENTERPRISE

During 1998, the Company was considered a development stage enterprise. In 1999, the Company began licensing its software and stopped being a development-stage enterprise.

NOTE K
ECONOMIC DEPENDENCY

Sales to AIM, your way web, Netvision and City Direct LLC were $41,372 for the year ended December 31, 1999, and accounted for 55% of revenues.

NOTE L
SUBSEQUENT EVENTS

On January 1, 2000, the Company converted its organizational structure to a Delaware C-corporation. Additionally, on January 20, 2000, the Company was acquired by Grace Development, Inc. ("Grace") (OTC symbol GCDV)

    UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS



The following unaudited pro forma combined condensed consolidated financial statements give effect to the Web Wizard Merger. The Web Wizard Merger was accounted for under the purchase method of accounting in accordance with APB Opinion No. 16. Under the purchase method of accounting, the purchase price is allocated to the assets acquired and liabilities assumed based on their estimated fair values. Estimates of the fair values of the assets and liabilities of Web Wizard have been combined with the recorded values of the assets and liabilities of Grace in the unaudited pro forma combined condensed consolidated financial statements.

The unaudited pro forma combined condensed consolidated balance sheet has been prepared to reflect the Web Wizard Merger as if it occurred on January 1, 1999. The unaudited pro forma combined condensed consolidated statements of operations reflect the results of operation of Grace and Web Wizard for the year ended December 31, 1999.

The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the combined condensed consolidated financial position or results of operations in future periods or the results that actually would have been realized had Grace and Web Wizard been a combined company during the specified periods. The unaudited pro forma combined condensed consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements of Grace, included in its annual report on Form 10-K for the year ended December 31, 1999.

     NOTES TO PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)


BASIS OF PRESENTATION

The pro forma combined condensed consolidated financial statements reflect the issuance of 1,762,554 shares of Grace common stock, no par value. The pro forma is prepared as if the organizational restructuring from a limited liability company to a corporation has taken place as of December 31, 1999. The Web Wizard Merger was accounted for under the purchase method of accounting in accordance with APB Opinion No. 16. Under the purchase method of accounting, the purchase price is allocated to the assets acquired and liabilities assumed based on their estimated fair values. Estimates of the fair values of the assets and liabilities of Web Wizard have been combined with the recorded values of the assets and liabilities of Grace in the unaudited pro forma combined condensed consolidated financial statements.

PRO FORMA ADJUSTMENTS

         (a) To reflect issuance of 1,762,554 shares of Grace common stock in exchange for 100% of the outstanding common stock of Web Wizard and to satisfy Web Wizard officer loans.

                  Management estimates the value of the 1,762,554 shares to be $.40 per share. Management has allocated the purchase price to the assets and liabilities acquired based upon their relative fair values. The transaction generated goodwill and other intangibles of $936,921, which will be amortized on a straight-line basis over a five-year life.

                  Management continues to study the allocation of the purchase price; upon completion of such study, the allocation may change.

         (b)      To eliminate intercompany balances.

         (c)      To eliminate equity of Web Wizard.

         (d) To reflect one year of amortization of goodwill and other intangibles.

         (e) To reflect incremental compensation related to employment agreements.

         (f) To reflect a reduction of interest expense due to the satisfaction of officer loans.

GRACE DEVELOPMENT, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
December 31, 1999

                                                                     ASSETS

                                     Grace Development    Web Wizard, Inc.  Adjustments/      Consolidated
                                   Inc. and subsidiaries                    Eliminations       Statements
                                   ---------------------  ----------------  ------------      ------------

Current assets                         $  4,040,550          $  14,178(b)   $   (50,000)      $  4,004,728

Property and equipment, net               2,397,889             95,538                           2,493,427

Other assets                                559,829                                                559,829

Goodwill and other purchased
       Intangibles, net                     600,547                   (a)       973,665          1,574,212


                                       ------------          ---------      -----------       ------------
Total Assets                              7,598,815            109,716          923,665          8,632,196
                                       ============          =========      ===========       ============



                                                       LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities                       5,206,819            751,009(a)      (416,145)         5,491,683
                                                                      (b)       (50,000)
Long-Term Debt                            1,237,634             43,495                           1,281,129
                                       ------------          ---------      -----------       ------------

Total Liabilities                         6,444,453            794,504         (466,145)         6,772,812



STOCKHOLDERS' EQUITY

Common Stock, no par value                4,270,195                  - (a)    1,389,810          4,975,217
                                                                       (c)     (684,788)

Accumulated deficit                      (3,115,833)          (684,788)(c)      684,788         (3,115,833)
                                       ------------          ---------      -----------       ------------

Total Stockholders Equity (Deficit)       1,154,362           (684,788)       1,389,810          1,859,384

                                       ------------          ---------      -----------       ------------
Total liabilities and stockholders'
  equity                               $  7,598,815          $ 109,716      $   923,665       $  8,632,196
                                       ============          =========      ===========       ============

Common Stock issued and outstanding      73,871,895          1,762,554                          75,634,449
                                       ============          =========                        ============

GRACE DEVELOPMENT, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999

                                           Grace Development    Web Wizard, Inc.          Adjustments           Consolidated
                                         Inc. and subsidiaries                                                   Statements
                                         ---------------------  ----------------          ------------          ------------

Revenues                                        679,415                75,465                                       754,880

Operating expenses
    Cost of Revenue                             668,269                37,744
    Sales and Marketing expenses                323,830               146,911                                       470,741
    Research and development                          -               186,715                                       186,715
    General and administrative expenses       2,313,825               291,356 (e)            165,000              2,770,181
    Depreciation and amortization               341,412                     - (d)            187,385                528,797

                                             ----------              --------               --------             ----------
                                              3,647,336               662,726                352,385              3,956,434

Loss from operations                         (2,967,921)             (587,261)              (352,385)            (3,201,554)

Other income (expense)
    Interest income                              42,189                                                              42,189
    Interest expense                           (169,360)              (43,806)(f)            (38,759)              (174,407)
                                             ----------              --------               --------             ----------
                                               (127,171)              (43,806)               (38,759)              (132,218)

                                             ----------              --------               --------             ----------
Net loss                                     (3,095,092)             (631,067)              (391,144)            (3,333,772)
                                             ==========              ========               ========             ==========

Net loss per share                                (0.07)                                                              (0.07)
                                             ==========                                                          ==========

Weighted average shares outstanding          44,367,250                                                          46,129,804
                                             ==========                                                          ==========